EXHIBIT 10.88

GUIDED THEREAPEUTICS, INC.

February 10, 2022

Auctus Fund, LLC

Re:	Extension of Termination Date

Dear Holder:

Reference  is made to that certain Exchange  Agreement, dated as of June 2, 2021 (the “Agreement”) made by Guided Therapeutics, Inc. (the “Company’’) and Auctus Fund, LLC (“Auctus”). Section 3(c) of the Agreement provides, in part, that the obligations under the Agreement shall be null and void if the “Uplist Offering” does not occur by December 31, 2021. Consistent  with the Exchange Agreement, dated February 1, 2022 by and among the Company and Auctus, Auctus hereby extends the termination  date to April 15, 2022. This Agreement is limited as specified  herein and the execution, delivery and effectiveness of this Agreement shall not operate as a modification or waiver of any provision of the Agreement except as expressly set forth herein.

Sincerely,

Guided Therapeutics, Inc.

By:

Name:

Title:	President & CEO

Accepted and agreed to:

Auctus Fund, LLC

By:

Name: Lou Posner

Title: Managing Director